Exhibit 10.25

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AIV ENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, ANY SECURITIES IT MAY BE CONVERTED INTO AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD. TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

SENIOR PROMISSORY NOTE

$100,000	New York, New York
Issue Date: December 20, 2011

FOR VALUE RECEIVED, the undersigned, WOWIO, Inc., a Texas corporation (referred to herein as the “Borrower” or the “Company”), with offices at 3545 Motor Avenue, Los Angeles, California 90034 hereby unconditionally promises to pay to the order of the lender set forth on the signature page, its endorsees, successors and assigns (the “Lender”), in lawful money of the United States, at such address as the Lender may from time to time designate, the principal sum of One Hundred Thousand Dollars ($100,000.00) (the “Loan”). This Promissory Note (the “Note”) shall mature and become due and payable in full One (1) year after the Issue Date (the “Maturity Date”).

1. Terms of Repayment. Principal of and interest on this Note shall be paid by the Borrower as follows:

(a) On the Maturity Date, Borrower shall pay all principal and interest. Interest shall accrue at a rate of Ten Percent (10%) per annum.

(b) The Borrower shall pay all accrued interest each quarter.

(c) The Borrower further agrees that, if any payment made by the Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter pledged as security for this Note is required to be returned by Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereunder securing the Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Borrower in respect to the amount of such payment (or any lien, security interest or other collateral securing such obligation).

2. Security Interest. The Company hereby grants the Holder a security interest in all of its General Intangibles (as such term is defined in the New York Uniform Commercial Code) that are now owned or may hereafter be acquired by the Company, or in which the Company now has or may hereafter have an interest, whether now existing or hereafter arising and wherever located, and any and all additions and accessions thereto, including all patents owned by the Company, which patents include, without limitation, Patent US 7,848,951 B2 (the foregoing being called the “Collateral”), to secure the payment and performance of all liabilities and obligations of the Company under this Note. The Holder is hereby irrevocably authorized by the Company to file at any time a financing statement indicating its security interest in the Collateral, including, without limitation, an appropriate UCC-1 financing statement with the Texas Secretary of State and an appropriate filing with the U.S. Patent and Trademark Office. Such security interest will be subordinate to any future bank financing.

3. Liability of the Borrower. The Borrower is unconditionally, and without regard to the liability of any other person, liable for the payment and performance of this Note and such liability shall not be affected by an extension of time, renewal, waiver, or modification of this Note or the release, substitution, or addition of collateral for this Note. Each person signing this Note consents to any and all extensions of time, renewals, waivers, or modifications, as well as to release, substitution, or addition of guarantors or collateral security, without affecting the Borrower’s liabilities hereunder. Lender is entitled to the benefits of any collateral agreement, guarantee, security agreement, assignment, or any other documents which may be related to or are applicable to the debt evidenced by this Note, all of which are collectively referred to as “Loan Documents” as they now exist, may exist in the future, have existed, and as they may be amended, modified, renewed, or substituted.

4. Representations and Warranties. The Borrower represents and warrants as follows: (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas; (ii) the execution, delivery and performance by thc Borrower of this Note are within the Borrower’s powers, have been duly authorized by all necessary action, and do not contravene (A) the Borrower’s certificate of incorporation or (B) bylaws or (x) any law or (y) any agreement or document binding on or affecting the Borrower, not otherwise disclosed to the Lender prior to execution of this Note, (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or third person is required for the due execution, delivery and performance by the Borrower of this Note; (iv) this Note constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity; (v) the Borrower has all requisite power and authority to own and operate its property and assets and to conduct its business as now conducted and proposed to be conducted and to consummate the transactions contemplated hereby; (vi) the Borrower is duly qualified to conduct its business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it, or in which the transaction of its business makes such qualification necessary; (vii) there is no pending or, to the Borrower’s knowledge, information or belief, threatened action or proceeding affecting the Borrower before any governmental agency or arbitrator which challenges or relates to this Note or which may otherwise have a material adverse effect on the Borrower, (viii) the Borrower is not in violation or default of any provision of (A) its certificate of incorporation or by-laws, each as currently in effect, or (B) any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Borrower is subject not otherwise disclosed to the Lender prior to the execution of this Note; (ix) this Note is validly issued, free of any taxes, liens, and encumbrances related to the issuance hereof and is not subject to preemptive right or other similar right of members of the Borrower; and (x) The Company has no indebtedness currently outstanding that would be senior to this Note that is not owed to a financial institution.

5. Covenants. So long as any principal or interest is due hereunder and shall remain unpaid, the Borrower will, unless the ender shall otherwise consent in writing:

(a) Maintain and preserve its existence, rights and privileges;

(b) Not use the proceeds from the issuance of this Note in any way for any purpose that entails a violation of, or is inconsistent with, Regulation U of the Board of Governors of the Federal Reserve System of the United States of America;

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(c) Comply in all material respects with all applicable laws (whether federal, state or local and whether statutory. administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial); and

(d) Will subordinate all future indebtedness provide however that this Note will be subordinate to any loans or lines of credit from a financial institution. Lender will not subordinate such indebtedness already outstanding, indebted to a financial institution, or indebtedness that is not subordinate pursuant to its current terms.

F. Events of Default. Each and any of the following shall constitute a default and, after expiration of a grace period which shall he Thirty (30) Business Days, shall constitute an “Event of Default” hereunder.

(a) the nonpayment of principal, late charges or any other costs or expenses promptly when due of any amount payable under this Note or the nonpayment by the Borrower of any other obligation to the Lender;

(b) if Borrower shall commence any case, proceeding or other action: (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or the Borrower shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to above or seeking issuance of a warrant of attachment, execution, distrait or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of any order for relief or remains undismissed, undischarged or unbounded for a period of Sixty (60) days; or (iv) the Borrower shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth above; or

(c) any material representation or warranty made by the Borrower or any other person or entity under this Note shall prove to have been incorrect in any material respect when made:

7. Lender’s Rights Upon Default. Upon the occurrence of any Event of Default, the Lender may, at its sole and exclusive option, do any or all of the following, either concurrently or separately: (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of the Note and all obligations of Borrower to Lender, together with accrued interest thereon and accrued charges and costs, shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived: and (b) exercise all legally available rights and privileges.

8. Default Interest Rate. Upon an Event or Default, without any further action on the part of Lender, additional interest will accrue at the rate equal to the lesser of (i) Five Percent (5%) per annum in addition to the Interest Rate or (ii) the highest rate permitted by applicable law, per annum (the “Default Rate”), until all outstanding principal, interest and fees are repaid in full by Borrower. Such Default Rate shall be applied and accrued as if the rate were applicable on the date hereof

9. Prepayment. The Borrower may prepay any or all of the Note including accrued but unpaid interest at any time upon Three (3) days prior written notice to the Lender. The Borrower will pay a Three Percent (3%) penalty fee on any repayment. Such penalty fee will be calculated on the amount of the prepayment, not the balance of the Note.

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10. Governing Law. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided that the Borrower may not assign this Note, in whole or in part, by operation of law or otherwise, without the prior written consent of the Lender. The Lender may assign or otherwise participate out all or part of, or any interest in, its rights and benefits hereunder and to the extent of such assignment or participation such assignee shall have the same rights and benefits against the Borrower as it would have had if it were the Lender. This Note, and any claims arising out of relating to this Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

11. Jurisdiction. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE BORROWER AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 13 OF THIS NOTE. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SIMILAR BASIS.

12. Miscellaneous. (a) Borrower hereby waives protest, notice of protest, presentment, dishonor, and demand. (b) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and assigns. All obligations of Borrower in connection with this Note shall bind Borrower’s successors and assigns. (c) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. (d) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent Event of Default or Lender’s right to exercise that or any other right or remedy to which Lender is entitled. No delay or omission by Leader in exercising, or failure by Lender to exercise on any one or more occasions, shall be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights. (c) This Note may not be waived, changed, modified, or discharged orally, but only in writing.

13. Notice, Etc. Any notice required by the provisions of this Note will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) Five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) One (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and delivered as follows:

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If to the Lender: At the address set forth on the signature page

If to Borrower:

WOWIO, Inc.

3545 Motor Avenue

Los Angeles, California 90034

Attn: Brian Altounian

With a copy to:

Brinen & Associates,

LLC 7 Dcy Street,

Suite 1503 New York.

New York 10007

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. Notice to Borrower will not be deemed complete unless such notice is also provided to Borrower’s counsel.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first set forth above.

Borrower: WOWIO, Inc.

By:	/s/ Brian Altounian
Name:	Brian Altounian
Title:	Chief Executive Officer

Lender: David G. McCarthy

By:	/s/ David G. McCarthy
Name:	David G. McCarthy

Address:

Telephone:

E-mail:

State of Formation:

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